Exhibit 99.1

Contact:
Gary J. Fuges, CFA
ValueClick, Inc.
1.818.575.4677

VALUECLICK ANNOUNCES SECOND QUARTER 2010 RESULTS

Revenue and Profitability Exceed High-End of Guidance Ranges

Westlake Village, CA – August 5, 2010 – ValueClick, Inc. (Nasdaq: VCLK) today reported financial results for the second quarter ended June 30, 2010. Revenue, adjusted-EBITDA1, and earnings per share metrics all exceeded the high-end of the guidance ranges management provided on April 29.

Yesterday, the Company also announced the acquisition of Investopedia.com, a leading financial and investing information website. Founded in 1999, Investopedia provides ValueClick with valuable organic display and email traffic in the financial services vertical. The site attracts an average monthly audience of 2.2 million unique U.S. visitors (comScore, June 2010) and has a highly-engaged audience that includes 3.1 million newsletter subscribers, 1.7 million email subscribers and 1.3 million stock simulator users.

“I’m pleased with the team’s performance in the quarter, as we generated better-than-expected financial results and made solid progress on our major growth initiatives,” said Jim Zarley, chief executive officer of ValueClick. “Excluding the $11 million negative impact of one customer change in our O&O segment, our consolidated revenue grew seven percent year-over-year in the second quarter, which is up from four percent in the first quarter. I am confident that we can accelerate this growth in the second half of the year, while continuing to look for high quality acquisitions like Investopedia that provide synergy opportunities with our existing businesses.”

For the second quarter of 2010, the Company generated $99.6 million in revenue and $27.3 million in adjusted-EBITDA, resulting in an adjusted-EBITDA margin of 27.4 percent. GAAP net income from continuing operations for the second quarter was $12.0 million, or $0.15 per diluted common share. Non-GAAP net income, which excludes discontinued operations, stock-based compensation and amortization of intangible assets was $16.4 million, or $0.20 per diluted common share for the second quarter. A table reconciling GAAP net income from continuing operations to non-GAAP diluted net income per common share is included in this press release. The Company’s second quarter results do not include any contribution from Investopedia, which will be included in the Company’s results beginning in August 2010.

The Company generated approximately $41 million in free cash flow in the first half of 2010. The consolidated balance sheet as of June 30, 2010 includes approximately $194 million in cash, cash equivalents and marketable securities and no debt.

1 Adjusted-EBITDA is defined as GAAP (Generally Accepted Accounting Principles) net income from continuing operations before interest, income taxes, depreciation, amortization,stock-based compensation, and goodwill impairment charges. Please see the attached schedule for a reconciliation of GAAP net income to adjusted-EBITDA, and a discussion of why the Company believes adjusted-EBITDA is a useful financial measure to investors and how Company management uses this financial measure.

Business Outlook
Today, ValueClick is announcing guidance for the third quarter of 2010:

Guidance
Revenue	$100-$104 million
Adjusted-EBITDA	$27-$28 million
Mid-Point Adjusted-EBITDA Margin	~27.0%
GAAP diluted net income per common share	$0.13-$0.14
Non-GAAP diluted net income per common share	$0.18-$0.19

Third quarter guidance provided above assumes that Investopedia will contribute approximately $1.5 million in revenue, $0.75 million in adjusted-EBITDA, and have zero impact on diluted net income per common share.

The consolidated revenue guidance range is based on the following segment-level assumptions for revenue growth rates (excluding the contribution of Investopedia) expressed as a percentage increase or decrease from third quarter 2009 revenue levels:

•	Affiliate Marketing: up high single digits to low double digits

•	Media: up mid single digits to low double digits

•	Owned & Operated: down low to mid twenties (excluding Investopedia)

•	Technology: up low double digits to mid teens

Third quarter 2010 non-GAAP and GAAP diluted net income per common share guidance assume stock-based compensation of $2.0 million, amortization of intangible assets of $6 million, interest and other income of $1.0 million, a 42 percent effective tax rate, and 82.5 million diluted shares outstanding.

Conference Call Today at 4:30 p.m. ET
Jim Zarley, chief executive officer, and John Pitstick, chief financial officer, will present an overview of the results and other factors affecting ValueClick’s financial performance for the second quarter during a conference call and webcast on August 5 at 4:30 p.m. ET. Investors and analysts may obtain the dial-in information through StreetEvents (www.streetevents.com). The live Webcast of the conference call will be available on the Investor Relations section of www.valueclick.com. A replay of the conference call will be available through August 12 at (888) 203-1112 and (719) 457-0820 (pass code: 7857476). An archive of the Webcast will also be available through August 12.

About ValueClick
ValueClick, Inc. (Nasdaq: VCLK) is one of the world’s largest integrated online marketing services companies, offering comprehensive and scalable solutions to deliver cost-effective customer acquisition for advertisers and transparent revenue streams for publishers. ValueClick’s performance-based solutions allow its customers to reach their potential through multiple online marketing channels, including affiliate marketing, display advertising, , and comparison shopping. ValueClick’s brands include Commission Junction, ValueClick Media, Mediaplex, Smarter.com, CouponMountain.com, Investopedia.com, and PriceRunner. For more information, please visit www.valueclick.com.

This release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, the risk that market demand for on-line advertising in general, and performance based on-line advertising in particular, will not grow as rapidly as predicted, and the risk that legislation and governmental regulation could negatively impact the Company’s performance. Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. Important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements are detailed under “Risk Factors” and elsewhere in filings with the Securities and Exchange Commission made from time to time by ValueClick, including, but not limited to: its annual report on Form 10-K filed on February 26, 2010; recent quarterly reports on Form 10-Q; and other current reports on Form 8-K.

The Business Outlook contained in this release is based on current expectations. These statements are forward-looking, and actual results may differ materially. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release. Actual stock-based compensation may differ from these estimates based on the timing and amount of stock awards granted, the assumptions used in stock award valuation and other factors. Actual income tax expense may differ from these estimates based on tax planning, changes in tax accounting rules and laws, and other factors.

ValueClick undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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VALUECLICK, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	June 30,	December 31,
	2010	2009

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$171,747	$	158,497
Accounts receivable, net	62,220		68,484
Other current assets	27,466		20,856
Assets held for sale	—		11,098

Total current assets	261,433		258,935
Assets held for sale, less current portion	—		25,777
Note receivable, less current portion	31,975		—
Marketable securities	22,026		22,026
Property and equipment, net	9,301		11,272
Goodwill	155,875		157,123
Intangible assets, net	28,348		38,718
Other assets	58,090		52,711

TOTAL ASSETS	$567,048	$	566,562

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities	$90,896		$98,404
Non-current liabilities	63,675		61,669

Total liabilities	154,571		160,073
Total stockholders’ equity	412,477		406,489

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$567,048	$	566,562

VALUECLICK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three-month Period
	Ended June 30,
	(Unaudited)
	2010	2009

Revenue	$99,601	$104,090
Cost of revenue	27,346	28,232

Gross profit	72,255	75,858
Operating expenses:
Sales and marketing (Note 1)	27,117	30,927
General and administrative (Note 1)	13,363	14,810
Technology (Note 1)	8,302	6,244
Amortization of intangible assets acquired in business combinations	4,936	4,924
Total operating expenses	53,718	56,905

Operating income from continuing operations	18,537	18,953
Interest and other income, net	2,437	1,133

Income before income taxes from continuing operations	20,974	20,086
Income tax expense	8,932	8,129

Net income from continuing operations	12,042	11,957
Income from discontinued operations, net of tax impact	—	2,915

Net income	$12,042	$14,872

Basic net income from continuing operations per common share	$0.15	$0.14

Diluted net income from continuing operations per common share	$0.15	$0.14

Basic net income per common share	$0.15	$0.17

Diluted net income per common share	$0.15	$0.17

Weighted-average shares used to compute basic net income per common share	81,551	87,071

Weighted-average shares used to compute diluted net income per common share	82,212	87,645

Note 1 – Includes stock-based compensation as follows:

	Three-month Period
	Ended June 30,
	(Unaudited)
	2010	2009
Sales and marketing	$332	$575
General and administrative	1,660	1,542
Technology	208	242

Total stock-based compensation	$2,200	$2,359

VALUECLICK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Six-month Period
	Ended June 30,
	(Unaudited)
	2010	2009

Revenue	$195,283	$207,163
Cost of revenue	52,845	59,190

Gross profit	142,438	147,973
Operating expenses:
Sales and marketing (Note 1)	51,612	60,136
General and administrative (Note 1)	27,186	29,239
Technology (Note 1)	16,226	12,728
Amortization of intangible assets acquired in business combinations	9,902	9,813
Total operating expenses	104,926	111,916

Operating income from continuing operations	37,512	36,057
Interest and other income, net	2,996	991

Income before income taxes from continuing operations	40,508	37,048
Income tax expense	17,143	16,107

Net income from continuing operations	23,365	20,941
Income (loss) from discontinued operations, net of tax impact	(134)	7,148
Gain on sale, net of tax	10,040	—

Net income	$33,271	$28,089

Basic net income from continuing operations per common share	$0.28	$0.24

Diluted net income from continuing operations per common share	$0.28	$0.24

Basic net income per common share	$0.40	$0.32

Diluted net income per common share	$0.40	$0.32

Weighted-average shares used to compute basic net income per common share	82,218	86,949

Weighted-average shares used to compute diluted net income per common share	82,850	87,335

Note 1 – Includes stock-based compensation as follows:

	Six-month Period
	Ended June 30,
	(Unaudited)
	2010	2009
Sales and marketing	$660	$1,158
General and administrative	3,097	3,118
Technology	400	503

Total stock-based compensation	$4,157	$4,779

VALUECLICK, INC.
RECONCILIATION OF NET INCOME FROM CONTINUING
OPERATIONS TO ADJUSTED-EBITDA (Note 1)
(In thousands)

	Three-month Period
	Ended June 30,
	(Unaudited)
	2010	2009
Net income from continuing operations	$12,042	$11,957
Interest and other income, net	(2,437)	(1,133)
Provision for income taxes	8,932	8,129
Amortization of intangible assets acquired in business combinations	4,936	4,924
Depreciation and leasehold amortization	1,608	1,932
Stock-based compensation	2,200	2,359

Adjusted-EBITDA	$27,281	$28,168

	Six-month Period
	Ended June 30,
	(Unaudited)
	2010	2009
Net income from continuing operations	$23,365	$20,941
Interest and other income, net	(2,996)	(991)
Provision for income taxes	17,143	16,107
Amortization of intangible assets acquired in business combinations	9,902	9,813
Depreciation and leasehold amortization	3,214	3,902
Stock-based compensation	4,157	4,779

Adjusted-EBITDA	$54,785	$54,551

Note 1 – “Adjusted-EBITDA” (GAAP net income from continuing operations before interest, income taxes, depreciation, amortization, stock-based compensation, and goodwill impairment charges) included in this press release is a non-GAAP financial measure.

Adjusted-EBITDA, as defined above, may not be similar to adjusted-EBITDA measures used by other companies and is not a measurement under GAAP. Management believes that adjusted-EBITDA provides useful information to investors about the Company’s performance because it eliminates the effects of period-to-period changes in income from interest on the Company’s cash and marketable securities and the costs associated with income tax expense, capital investments, and stock-based compensation which are not directly attributable to the underlying performance of the Company’s business operations. Management uses adjusted-EBITDA in evaluating the overall performance of the Company’s business operations.

Though management finds adjusted-EBITDA useful for evaluating aspects of the Company’s business, its reliance on this measure is limited because excluded items often have a material effect on the Company’s earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses adjusted-EBITDA in conjunction with GAAP earnings and earnings per common share measures. The Company believes that adjusted-EBITDA provides investors with an additional tool for evaluating the Company’s core performance, which management uses in its own evaluation of overall performance, and a base-line for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company’s financial results.

VALUECLICK, INC.
RECONCILIATION OF GAAP NET INCOME FROM CONTINUING OPERATIONS TO NON-GAAP DILUTED NET INCOME PER
COMMON SHARE (Note 1)
(In thousands)

	Three-Month Period
	Ended June 30,
	2010	2009
GAAP net income from continuing operations	$12,042	$11,957
Stock-based compensation	2,200	2,359
Amortization of intangible assets acquired in business combinations	4,936	4,924
Tax impact of above items	(2,746)	(2,710)

Non-GAAP net income	$16,432	$16,530

Non-GAAP diluted net income per common share	$0.20	$0.19

Weighted-average shares used to compute non-GAAP diluted net income per common share	82,212	87,645

	Six-Month Period
	Ended June 30,
	2010	2009
GAAP net income from continuing operations	$23,365	$20,941
Stock-based compensation	4,157	4,779
Amortization of intangible assets acquired in business combinations	9,902	9,813
Tax impact of above items	(5,446)	(5,416)

Non-GAAP net income	$31,978	$30,117

Non-GAAP diluted net income per common share	$0.39	$0.34

Weighted-average shares used to compute non-GAAP diluted net income per common share	82,850	87,335

Note 1 – “Non-GAAP diluted net income per common share” (GAAP diluted net income from continuing operations per common share before the impact of stock-based compensation, amortization of intangibles, and other non-recurring events) included in this press release is a non-GAAP financial measure.

Non-GAAP diluted net income per common share, as defined above, may not be similar to non-GAAP diluted net income per common share measures used by other companies and is not a measurement under GAAP. Management believes that non-GAAP diluted net income per common share provides useful information to investors about the Company’s performance because it eliminates the effects of items which are not directly attributable to the underlying performance of the Company’s business operations. Management uses non-GAAP diluted net income per common share in evaluating the overall performance of the Company’s business operations.

Though management finds non-GAAP diluted net income per common share useful for evaluating aspects of the Company’s business, its reliance on this measure is limited because excluded items often have a material effect on the Company’s earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses non-GAAP diluted net income per common share in conjunction with GAAP earnings and earnings per common share measures. The Company believes that non-GAAP diluted net income per common share provides investors with an additional tool for evaluating the Company’s core performance, which management uses in its own evaluation of overall performance, and a base-line for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company’s financial results.

VALUECLICK, INC.
SEGMENT OPERATING RESULTS
(In thousands)
(Note 1)

	Three-month Period Ended June 30,		Six-month Period Ended
	(Unaudited)		June 30, (Unaudited)
	2010	2009	2010	2009
Media:
Revenue	$31,637	$32,433	$62,440	$63,991
Cost of revenue	16,908	17,150	32,761	33,914

Gross profit	14,729	15,283	29,679	30,077
Operating expenses	7,163	7,954	14,447	15,972

Segment income from operations	$7,566	$7,329	$15,232	$14,105

Owned & Operated Websites:
Revenue	$31,986	$38,775	$59,883	$76,292
Cost of revenue	5,434	6,330	10,517	15,921

Gross profit	26,552	32,445	49,366	60,371
Operating expenses	21,042	22,496	38,972	43,644

Segment income from operations	5,510	$9,949	$10,394	$16,727

Affiliate Marketing:
Revenue	$28,738	$26,059	$58,097	$54,017
Cost of revenue	4,418	4,034	8,437	7,920

Gross profit	24,320	22,025	49,660	46,097
Operating expenses	9,046	9,743	18,337	19,416

Segment income from operations	$15,274	$12,282	$31,323	$26,681

Technology:
Revenue	$7,610	$7,125	$15,504	$13,541
Cost of revenue	860	933	1,625	1,882

Gross profit	6,750	6,192	13,879	11,659
Operating expenses	2,975	2,714	6,016	5,397

Segment income from operations	$3,775	$3,478	$7,863	$6,262

Reconciliation of segment income from operations to consolidated income from operations:
Total segment income from operations	$32,125	$33,038	$64,812	$63,775
Corporate expenses	(6,452)	(6,802)	(13,241)	(13,126)
Stock-based compensation	(2,200)	(2,359)	(4,157)	(4,779)
Amortization of intangible assets	(4,936)	(4,924)	(9,902)	(9,813)

Consolidated income from continuing	$18,537	$18,953	$37,512	$36,057
operations

Reconciliation of segment revenue to consolidated revenue:
Media	$31,637	$32,433	$62,440	$63,991
Owned & Operated Websites	31,986	38,775	59,883	76,292
Affiliate Marketing	28,738	26,059	58,097	54,017
Technology	7,610	7,125	15,504	13,541
Inter-segment eliminations	(370)	(302)	(641)	(678)

Consolidated revenue	$99,601	$104,090	$195,283	$207,163

Note 1 – On February 1, 2010, the Company announced the divestiture of the Web Clients business, which had been included in the Media segment. The Company has presented this divested business as discontinued operations and has recast its historical statements of operations and segment operating results to reflect this change. The information in this table excludes the divested business for all periods presented. A PDF file containing historical consolidated statements of operations and segment operating results information is available for download on the Investor Relations page at www.valueclick.com.